UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 22, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2018, the Board of Directors of II-VI Incorporated (the “Company”) elected Patricia Hatter to serve as a member of the Board of Directors, effective immediately. Ms. Hatter will serve as a Class Three Director. The Board of Directors has determined that Ms. Hatter qualifies as an independent director under Nasdaq listing standards and related rules and regulations of the Securities and Exchange Commission. The Board of Directors has appointed Ms. Hatter to serve on the Corporate Governance and Nominating Committee.

Ms. Hatter has served as the Senior Vice President - Global Customer Services at Palo Alto Networks, Inc., a multinational cybersecurity company, since August 2019. From July 2017 to August 2019, Ms. Hatter worked a strategic advisor to various private companies. Ms. Hatter previously served as the General Manager and Senior Vice President - Services and Interim Chief Information Officer of McAfee, LLC, a global computer security software company, from January 2017 to July 2017 and was the Chief Information Officer and Senior Vice President - Operations, at McAfee, LLC from 2010 to June 2015. Ms. Hatter additionally served as the Chief Information Officer - Intel Security and General Manager - Security & Software at Intel Corporation, a leader in the semiconductor industry, from June 2015 to January 2016. Ms. Hatter also held various leadership roles at Cisco Systems, Inc. and AT&T Corporation. Ms. Hatter previously served on the board of directors of Barrick Gold Corporation, an international mining company, from April 2018 until January 2019 and the board of directors of Qualys, Inc., a leading provider of cloud-based security and compliance solutions, from October 2018 until August 2019. Ms. Hatter holds B.S. and M.S. degrees in Mechanical Engineering from Carnegie Mellon University.

In connection with Ms. Hatter’s appointment to the Board of Directors, and consistent with the Board of Directors’ current compensation arrangements for non-employee directors, Ms. Hatter will be eligible to receive the Company’s standard annual cash compensation and expense reimbursement for non-employee directors, pro-rated for the remainder of the Company’s 2020 fiscal year. Ms. Hatter also will be eligible to receive equity awards as part of the Company’s standard compensation for non-employee directors, as well as reimbursement of expenses.

There were no arrangements or understandings between Ms. Hatter and any other person pursuant to which Ms. Hatter was selected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Ms. Hatter that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: August 28, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer